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                                                                    EXHIBIT 10.6

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made as of June ___, 2000, by and between Stratos Lightwave, Inc., a Delaware corporation ("Stratos") and Methode Electronics, Inc., a Delaware corporation ("Methode"). Capitalized terms used and not otherwise defined herein are defined in Article 1 of this Agreement.

                                    RECITALS:

         WHEREAS, Stratos and Methode have entered into that certain Master Separation Agreement, dated as of May 28, 2000 (the "Master Separation Agreement"), pursuant to which, among other things, Methode has contributed and transferred to Stratos, all of the capital stock and equity interests held by Methode in subsidiaries and other entities that conduct the Opto Business, and all other assets and liabilities associated with such business, in exchange for shares of Stratos common stock;

         WHEREAS, Stratos and Methode are entering into an Initial Public Offering and Distribution Agreement contemporaneously herewith (the "IPO and Distribution Agreement"), pursuant to which, among other things, upon the occurrence of certain events, Stratos will effect an initial public offering of its Common Stock;

         WHEREAS, Methode currently contemplates that, following such initial public offering, Methode will distribute to the holders of Methode's common stock by means of a pro rata distribution all of the shares of Stratos Common Stock owned by Methode (the "Distribution"); and

         WHEREAS, in connection with the foregoing transactions, Stratos has agreed to provide Methode and its transferees with certain registration rights if the Distribution does not occur, on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and the covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         For purposes of this Agreement, the following terms shall have the meanings ascribed to them below:

         "AFFILIATE" of a Person means any Person controlling, controlled by or under common control with that Person. "Control" for this purpose means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or interests, by contract or otherwise.

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         "CERTIFICATE OF INCORPORATION" means the restated certificate of incorporation of Stratos, as amended from time to time.

         "COMMON STOCK" means the Common Stock, par value $.01 per share, of Stratos and any equity securities issued or issuable with respect to the Common Stock in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

         "COMMON STOCK EQUIVALENTS" means any securities convertible into, or exercisable or exchangeable for, shares of Common Stock.

         "DEMAND REGISTRATIONS", "DEMAND REGISTRATION REQUESTS" and "DEMAND EXERCISE NOTICE" have the meanings set forth in Section 2.1(a)(i).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXPENSES" has the meaning set forth in Section 2.5(a).

         "HOLDER" or "HOLDERS" means any party who is a signatory to this Agreement and, subject to Section 4.6(a), any party who shall hereafter acquire and hold Registrable Securities.

         "INITIATING HOLDER" has the meaning set forth in Section 2.1(a)(i).

         "IPO" means the initial public offering by Stratos of shares of Stratos Common Stock pursuant to the IPO Registration Statement.

         "IPO REGISTRATION STATEMENT" means the registration statement on Form S-1, registration number 333-34864, filed by Stratos under the Securities Act, pursuant to which the Stratos Common Stock to be issued in the IPO will be registered, together with all amendments thereto.

         "MAJOR HOLDER" means with respect to any registration the Holder that, together with its Affiliates, includes the largest number of Registrable Securities in such registration.

         "NASD" means the National Association of Securities Dealers, Inc.

         "OPTO BUSINESS" has the meaning set forth in the Master Separation Agreement.

         "PERSON" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, any other entity, or any government or any department or agency or other unit thereof.

         "REGISTRABLE SECURITIES" means any (i) shares of Common Stock held by Methode, and (ii) shares of Common Stock issued or issuable, directly or indirectly, with respect to the Common Stock referenced in clause (i) above by way of stock dividend, stock split or combination of shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (A) a registration statement with respect to the sale of such Registrable


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Securities shall have become effective under the Securities Act and such
Registrable Securities shall have been disposed of in accordance with such registration statement; (B) such Registrable Securities shall have been sold to the public pursuant to Rule 144 under the Securities Act (or any successor provision); (C) such Registrable Securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by Stratos and subsequent public distribution of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force; or (D) such Registrable Securities shall have ceased to be outstanding.

         "REGISTRATION RIGHTS TRIGGER DATE" means the date Methode provides to Stratos written notice, pursuant to Section 2.6 of the IPO and Distribution Agreement, that Methode no longer intends to proceed with or complete the Distribution.

         "SEC" means the United States Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

                                    ARTICLE 2
                               REGISTRATION RIGHTS

         2.1.     DEMAND REGISTRATIONS.

         (a)      (i)      Subject to Sections 2.1(b) and 2.3 below, at any time
and from time to time after the Registration Rights Trigger Date, Methode shall have the right to require Stratos to file a registration statement under the Securities Act covering all or any part of its Registrable Securities, by delivering a written request therefor to Stratos specifying the number of Registrable Securities to be included in such registration by Methode and the intended method of distribution thereof. All such requests by Methode pursuant to this Section 2.1(a)(i) are referred to herein as "Demand Registration Requests," and the registrations so requested are referred to herein as "Demand Registrations" (with respect to any Demand Registration, the Holder making such demand for registration being referred to as the "Initiating Holder"). As promptly as practicable, but no later than ten (10) days after receipt of a Demand Registration Request, Stratos shall give written notice (the "Demand Exercise Notice") of such Demand Registration Request to all Holders of record of Registrable Securities.

                  (ii) Stratos, subject to Sections 2.3 and 2.6, shall include in a Demand Registration (x) the Registrable Securities of the Initiating Holder and (y) the Registrable Securities of any other Holder which shall have made a written request to Stratos for inclusion in such registration (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder) within thirty (30) days after the receipt of the Demand Exercise Notice or, fifteen (15) days if, at the request of the Initiating Holder or the Major Holder participating in such registration, Stratos states in such written notice or gives telephonic notice to all Holders, with written confirmation to follow promptly thereafter, that such registration will be on a Form S-3).


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                  (iii)    Stratos shall, as expeditiously as possible, use its
best efforts to (x) effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if Stratos is then eligible to use such a registration) of the Registrable Securities which Stratos has been so requested to register, for distribution in accordance with such intended method of distribution, and (y) if requested by the Initiating Holder or the Major Holder participating in such registration, obtain acceleration of the effective date of the registration statement relating to such registration.

         (b) The Demand Registration rights granted in Section 2.1(a) to the Holders are subject to the following limitations: (i) such registration statement must include shares of Common Stock representing, in the aggregate (based on the Common Stock included in such registration by Methode and its transferees), in excess of ten percent (10%) of the sum of (x) the amount of shares of Registrable Securities held, in the aggregate, by Methode and its transferees immediately prior to such registration PLUS (y) the amount of shares of Common Stock obtainable upon the conversion of Common Stock Equivalents held, in the aggregate, by Methode and its transferees immediately prior to such registration; (ii) Stratos shall not be required to cause a registration pursuant to Section 2.1(a)(i) to be declared effective within a period of one hundred eighty (180) days after the effective date of any registration statement of Stratos effected in connection with a Demand Registration Request; and (iii) if the Board of Directors of Stratos, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving Stratos or any of its subsidiaries (a "Valid Business Reason"), (x) Stratos may postpone filing a registration statement relating to a Demand Registration Request until such Valid Business Reason no longer exists, but in no event for more than three (3) months, and (y) in case a registration statement has been filed relating to a Demand Registration Request, if the Valid Business Reason has not resulted from actions taken by Stratos, Stratos may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until such Valid Business Reason no longer exists, but in no event for more than three (3) months (such period of postponement or withdrawal under subclauses (x) or (y) of this clause (iii), the "Postponement Period"), and Stratos shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof; PROVIDED, HOWEVER, Stratos shall not be permitted to postpone or withdraw a registration statement after the expiration of any Postponement Period until twelve (12) months after the expiration of such Postponement Period without Methode's prior written approval.

         If Stratos shall give any notice of postponement or withdrawal of any registration statement, Stratos shall not, during the period of postponement or withdrawal, register any Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from Stratos that it has determined to withdraw any registration statement pursuant to clause (iii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by Stratos, will


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deliver to Stratos (at Stratos' expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If Stratos shall have withdrawn or prematurely terminated a registration statement filed under Section 2.1(a)(i) (whether pursuant to clause (iii) above or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), Stratos shall not be considered to have effected an effective registration for the purposes of this Agreement until Stratos shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If Stratos shall give any notice of withdrawal or postponement of a registration statement, Stratos shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than three (3) months after the date of the postponement or withdrawal), use its best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 2.1 (unless the Initiating Holder shall have withdrawn such request, in which case Stratos shall not be considered to have effected an effective registration for the purposes of this Agreement).

         (c) Stratos, subject to Sections 2.3 and 2.6, may elect to include in any registration statement and offering made pursuant to Section 2.1(a)(i),
(i) authorized but unissued shares of Common Stock or shares of Common Stock held by Stratos as treasury shares and (ii) any other shares of Common Stock that are requested to be included in such registration pursuant to the exercise of piggyback rights granted by Stratos after the date hereof which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement ("Additional Piggyback Rights"); PROVIDED, HOWEVER, that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements, if any, entered into by the Initiating Holder.

         (d) In connection with any Demand Registration, the Major Holder participating in such registration shall have the right to designate the lead managing underwriter, and subject to the next sentence, each other managing underwriter for such registration; PROVIDED, HOWEVER, that each such other managing underwriter is reasonably satisfactory to Stratos, it being understood and agreed that any managing underwriter that participates in Stratos' IPO shall be satisfactory to Stratos. Stratos shall have the right to designate one managing underwriter other than the lead managing underwriter in any such registration; PROVIDED, HOWEVER, that such other managing underwriter is reasonably satisfactory to the Major Holder, it being understood and agreed that any managing underwriter that participates in Stratos' IPO shall be satisfactory to the Major Holder.

         2.2.     PIGGYBACK REGISTRATIONS.

         (a) If, at any time after the Registration Rights Trigger Date, Stratos proposes or is required to register any of its equity securities under the Securities Act (other than pursuant to (i) registrations on such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger or consolidation or (ii)


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a Demand Registration under Section 2.1) on a registration statement on Form
S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect), whether or not for its own account, Stratos shall give prompt written notice of its intention to do so to each of the Holders of record of Registrable Securities. Upon the written request of any such Holder, made within twenty (20) days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), Stratos shall, subject to Sections 2.2(b), 2.3 and 2.6 hereof, use its best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act (with the securities that Stratos at the time proposes to register) to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered. There is no limitation on the number of such piggyback registrations pursuant to the preceding sentence that Stratos is obligated to effect. No registration effected under this Section 2.2(a) shall relieve Stratos of its obligations to effect Demand Registrations.

         (b) If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, Stratos determines for any reason not to register or to delay registration of such equity securities, Stratos may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering its equity securities.

         (c) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to Stratos of its request to withdraw; PROVIDED, HOWEVER, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

         2.3.     ALLOCATION OF SECURITIES INCLUDED IN REGISTRATION STATEMENT.

         (a) If any requested registration pursuant to Section 2.1 involves an underwritten offering and the lead managing underwriter of such offering (the "Manager") advises Stratos that, in its view, the number of securities requested to be included in such registration by the Holders or any other persons (including those shares of Common Stock requested by Stratos to be included in such registration) exceeds the largest number (the "Section 2.1 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Initiating Holder, Stratos shall include in such registration:


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         (i)      all Registrable Securities requested to be included in such registration by Holders of Registrable Securities; PROVIDED, HOWEVER, that, if the number of such Registrable Securities exceeds the Section 2.1 Sale Number, the number of such Registrable Securities (not to exceed the Section 2.1 Sale Number) to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration, based on the number of Registrable Securities then owned by each Holder requesting inclusion in relation to the number of Registrable Securities owned by all Holders requesting inclusion;

         (ii) to the extent that the number of Registrable Securities to be included by all Holders pursuant to clause (i) of this Section 2.3(a) is less than the Section 2.1 Sale Number, securities that Stratos proposes to register subject to pro rata allocation as described in Section 2.3(a)(i); and

         (iii) to the extent that the number of Registrable Securities to be included by all Holders and the number of securities to be included by Stratos is less than the Section 2.1 Sale Number, any other securities that the holders thereof propose to register pursuant to the exercise of Additional Piggyback Rights subject to pro rata allocation as described in Section 2.3(a)(i).

         If, as a result of the proration provisions of this Section 2.3(a), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration or may reduce the number requested to be included; PROVIDED, HOWEVER, that (x) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (y) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

         (b) If any registration pursuant to Section 2.2 involves an underwritten offering and the Manager shall advise Stratos that, in its view, the number of securities requested to be included in such registration exceeds the number (the "Section 2.2 Sale Number") that can be sold in an orderly manner in such registration within a price range acceptable to Stratos, Stratos shall include in such registration:

         (i) all Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock that Stratos proposes to register for its own account (the "Company Securities");

         (ii) to the extent that the number of Company Securities is less than the Section 2.2 Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all Holders of Registrable Securities requesting that Registrable Securities be included in such registration, based on


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                  the number of Registrable Securities then owned by each Holder requesting inclusion in relation to the number of Registrable Securities owned by all Holders requesting inclusion; and

         (iii) to the extent the number of Company Securities plus the number of Registrable Securities requested to be included by all Holders is less than the Section 2.2 Sale Number, any other securities that the holders thereof propose to register pursuant to the exercise of Additional Piggyback Rights subject to pro rata allocation as described in Section 2.3(a)(i).

         2.4. REGISTRATION PROCEDURES. If and whenever Stratos is required by the provisions of this Agreement to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, Stratos shall, as expeditiously as possible:

         (a) prepare and file with the SEC a registration statement on an appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form (i) shall be selected by Stratos and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and Stratos shall use its best efforts to cause such registration statement to become and remain effective (PROVIDED, HOWEVER, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, Stratos will furnish to one counsel for the Holders participating in the planned offering (selected by the Initiating Holder, in the case of a registration pursuant to Section 2.1, and selected by the Major Holder, in the case of a registration pursuant to Section 2.2) and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and Stratos shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which the Holders of a majority of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object in writing);

         (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period (which shall not be required to exceed one hundred eighty (180) days in the case of a registration pursuant to Section 2.1 or one hundred twenty (120) days in the case of a registration pursuant to Section 2.2) as any seller of Registrable Securities pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;


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         (c)      furnish, without charge, to each seller of such Registrable
Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), and the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (Stratos hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

         (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall Stratos be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

         (e) promptly notify each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any:
(i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by Stratos of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which Stratos becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects; AND, if the notification relates to an event described in clause (v), Stratos shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated


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therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

         (f) comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within seventeen (17) months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve (12) consecutive months beginning with the first day of Stratos' first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (g)      (i)      cause all such Registrable Securities covered by such
registration statement to be listed on the principal trading market or securities exchange on which similar securities issued by Stratos are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such trading market or exchange, or

                  (ii) if no similar securities are then so listed, to either cause all such Registrable Securities to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a Nasdaq National Market "national market system security" within the meaning of Rule 11Aa2-1 of the Exchange Act or, failing that, secure Nasdaq National Market authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by Stratos as the issuer of such Registrable Securities in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the NASD;

         (h) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

         (i) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Holders of a majority of the Registrable Securities or the Major Holder participating in such offering shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities. The Holders of the Registrable Securities that are to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that Stratos make to and for the benefit of such Holders the representations, warranties and covenants of Stratos that are being made to and for the benefit of such underwriters and that are of the type customarily provided to institutional investors in secondary offerings;

         (j) use its best efforts to obtain an opinion from Stratos' counsel and a "cold comfort" letter from Stratos' independent public accountants in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any, and to the Major Holder participating in such offering, and furnish to each

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Holder participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to such Holder or underwriter;

         (k) deliver promptly to each Holder participating in the offering and each underwriter, if any, copies of all correspondence between the SEC and Stratos, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, other than those portions of any such memoranda which contain information subject to attorney-client privilege with respect to Stratos, and, upon receipt of such confidentiality agreements as Stratos may reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of Stratos, and cause all of Stratos' officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

         (l) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

         (m) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

         (n) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of Stratos' businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;

         (o) promptly prior to the filing of any document that is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement), provide copies of such document to counsel for the selling holders of Registrable Securities and to each managing underwriter, if any, and make Stratos' representatives reasonably available for discussion of such document and make such changes in such document concerning the selling holders prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request;

         (p) furnish to the Major Holder participating in the offering and the managing underwriter, without charge, at least one (1) signed copy, and to each other Holder participating in the offering, without charge, at least one
(1) photocopy of a signed copy, of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

         (q) cooperate with the selling Holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling Holders of Registrable Securities at least three (3) business days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof;

         (r) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities; and

         (s) take no direct or indirect action prohibited by Regulation M under the Exchange Act; PROVIDED, HOWEVER, that to the extent that any prohibition is applicable to Stratos, Stratos will take such action as is necessary to make any such prohibition inapplicable.

         Stratos may require as a condition precedent to Stratos' obligations under this Section 2.4 that each seller of Registrable Securities as to which any registration is being effected furnish Stratos such information regarding such seller and the distribution of such securities as Stratos may from time to time reasonably request; PROVIDED, HOWEVER, that such information is necessary for Stratos to consummate such registration and shall be used only in connection with such registration.

         Each Holder of Registrable Securities agrees that upon receipt of any notice from Stratos of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 2.4, such Holder will discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph
(e) of this Section 2.4 and, if so directed by Stratos, will deliver to Stratos (at Stratos' expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event Stratos shall give any such notice, the applicable period mentioned in paragraph (b) of this
Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4.

         If any such registration statement or comparable statement under "blue sky" laws refers to any Holder by name or otherwise as the Holder of any securities of Stratos, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder and Stratos, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of Stratos' securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of Stratos, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of Stratos, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to such Holder.

         2.5.     REGISTRATION EXPENSES.

         (a) "Expenses" shall mean any and all fees and expenses incident to Stratos' performance of or compliance with this Article 2, including, without limitation: (i) SEC, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in Nasdaq National Market; (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including, without limitation, reasonable fees and expenses of blue sky counsel;
(iii) printing and copying expenses; (iv) messenger and delivery expenses; (v) expenses incurred in connection with any road show; (vi) fees and disbursements of counsel for Stratos; (vii) with respect to each registration, the reasonable fees and disbursements of one counsel for the selling Holder(s) (selected by the Initiating Holder, in the case of a registration pursuant to Section 2.1, and selected by the Major Holder, in the case of a registration pursuant to Section 2.2); (viii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by Stratos; (ix) fees and expenses payable to a Qualified Independent Underwriter (as such term is defined in Schedule E to the By-Laws of the NASD), if any; and (x) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities.

         (b) Stratos shall pay all Expenses with respect to any Demand Registration pursuant to Section 2.1 and any piggyback registrations pursuant to
Section 2.2.

         (c)      Notwithstanding the foregoing: (i) the provisions of this
Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made; (ii) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Holder; (iii) Stratos shall, in the case of all registrations under this Article 2, be responsible for all its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

         2.6. CERTAIN LIMITATIONS ON REGISTRATION RIGHTS. In the case of any registration under Section 2.1 pursuant to an underwritten offering, or in the case of a registration under Section 2.2 if Stratos has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to an underwriting agreement and no person may participate in such registration unless such person agrees to sell such person's securities on the basis provided therein and completes and executes all reasonable questionnaires, and other documents (including custody agreements and powers of attorney) that must be executed in connection therewith, and provides such other information to Stratos or the underwriter as may be necessary to register such Person's securities.

         2.7.     LIMITATIONS ON SALE OR DISTRIBUTION OF OTHER SECURITIES.

         (a) Each Holder of Registrable Securities agrees, (i) to the extent requested in writing by a managing underwriter, if any, of any registration effected pursuant to Section 2.1 or 2.2, not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any Common Stock, or any other equity security of Stratos or any security convertible into or exchangeable or exercisable for any equity security of Stratos (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed one hundred eighty (180) days (and Stratos hereby also so agrees (except that Stratos may effect any sale or distribution of any such securities pursuant to a registration on Form S-4 (if reasonably acceptable to such managing underwriter) or Form S-8, or any successor or similar form which is then in effect or upon the conversion, exchange or exercise of any then outstanding Common Stock Equivalent or otherwise pursuant to any employee benefit arrangements) to use its reasonable best efforts to cause each holder of any equity security or any security convertible into or exchangeable or exercisable for any equity security of Stratos purchased from Stratos at any time other than in a public offering so to agree), and (ii) to the extent requested in writing by a managing underwriter of any underwritten public offering effected by Stratos for its own account, it will not sell any Common Stock (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, which period shall not exceed ninety (90) days.

         (b) Stratos hereby agrees that, if it shall previously have received a request for registration (other than a shelf registration) pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, Stratos shall not sell, transfer, or otherwise dispose of, any Common Stock, or any other equity security of Stratos or any security convertible into or exchangeable or exercisable for any equity security of Stratos (other than as part of such underwritten public offering, a registration on Form S-4 or Form S-8 or any successor or similar form which is then in effect or upon the conversion, exchange or exercise of any then outstanding Common Stock Equivalent or otherwise pursuant to any employee benefit arrangements), until a period of ninety (90) days shall have elapsed from the effective date of such previous registration; and Stratos shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

         2.8. NO REQUIRED SALE. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

         2.9.     INDEMNIFICATION.

         (a) In the event of any registration of any securities of Stratos under the Securities Act pursuant to this Article 2, Stratos will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities, its directors, officers, fiduciaries, employees and stockholders or general and limited partners (and the directors, officers, employees and stockholders thereof), each other Person who participates as an underwriter or a Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder, fiduciary, managing director, agent, affiliates, consultants, representatives, successors, assigns or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with Stratos' consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, "Claims"), and Stratos will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred, insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) any violation by Stratos of any federal, state or common law rule or regulation applicable to Stratos and relating to action required of or inaction by Stratos in connection with any such registration; PROVIDED, HOWEVER, that Stratos shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to Stratos by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by us on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

         (b) Each Holder of Registrable Securities that are included in the securities as to which any registration under Section 2.1 or 2.2 is being effected (and, if Stratos requires as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 2.1 or 2.2, any underwriter and Qualified Independent Underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the extent permitted by law Stratos, its officers and directors, each Person controlling Stratos within the meaning of the Securities Act and all other prospective sellers and their respective directors, officers, fiduciaries, managing directors, employees, agents, affiliates, consultants, representatives, successors, assigns, general and limited partners, stockholders and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Stratos or its representatives by or on behalf of such Holder or underwriter or Qualified Independent Underwriter, if any, specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Holder shall be required to pay pursuant to this Section 2.9(b) and Sections 2.9(c) and (e) shall in no case be greater than the amount of the net proceeds received by such person upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

         (c) Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by Stratos and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

         (d) Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article 2. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that: (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; (ii) if such indemnified party who is a defendant in any action or proceeding that is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct; then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one (1) firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (e) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 2.9(a), (b) or
(c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.9(e) to the contrary, no indemnifying party (other than Stratos) shall be required pursuant to this Section 2.9(e) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.9(b) and (c).

         (f) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

         (g)      The indemnification and contribution required by this Section
2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         2.10     BLACKOUT PERIODS FOR SHELF REGISTRATIONS.

         (a)      At any time when a shelf registration effected pursuant to
Article 2 relating to the Registrable Securities is effective, upon written notice from Stratos to the Holders participating in the registration that Stratos determines in the good faith judgment of the Board of Directors of Stratos that such Holders' sale of the Registrable Securities pursuant to the shelf registration would require disclosure of material information which Stratos has a bona fide business purpose for preserving as confidential and the disclosure of which would have a material adverse effect on Stratos or Stratos is unable to comply with SEC requirements (an "Information Blackout"), such Holders shall suspend sales of the Registrable Securities pursuant to such shelf registration until the earlier of: (i) the date upon which such material information is disclosed to the public or ceases to be material; (ii) ninety
(90) days after the Board of Directors of Stratos makes such good faith determination; or (iii) such time as Stratos notifies Holders that sales pursuant to such shelf registration may be resumed (the number of days from such suspension of sales of the Holders until the day when such sales may be resumed hereunder is hereinafter called a "Sales Blackout Period").

         (b) If there is an Information Blackout and the Holders do not notify Stratos in writing of their desire to cancel such shelf registration, the period set forth in Section 2.4(b) shall be extended for a number of days equal to the number of days in the Sales Blackout Period.

                                    ARTICLE 3
                             UNDERWRITTEN OFFERINGS

         3.1. REQUESTED UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten offering by the Holders pursuant to a registration requested under Section 2.1, Stratos shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall be satisfactory in form and substance to the Initiating Holder and shall contain such representations and warranties by, and such other agreements on the part of, Stratos and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements on substantially the same terms as those contained herein or as otherwise reasonably requested by the underwriters. Any Holder participating in the offering shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, Stratos to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder; PROVIDED, HOWEVER, that Stratos shall not be required to make any representations or warranties with respect to written information specifically provided by a selling Holder for inclusion in the registration statement. Such underwriting agreement shall also contain such representations and warranties by the participating Holders with respect to title and ownership of shares as are customary in agreements of that type.

         3.2. PIGGYBACK UNDERWRITTEN OFFERINGS. In the case of a registration pursuant to Section 2.2 hereof, if Stratos shall have determined to enter into an underwriting agreement in connection therewith, all of the Holders' Registrable Securities to be included in such registration shall be subject to such underwriting agreement. Any Holder participating in such registration may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, Stratos to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder. Such underwriting agreement shall also contain such representations and warranties by the participating Holders as are customary in agreements of that type, on substantially the same terms as those contained herein and such other terms as may be reasonably requested by the underwriters.

                                    ARTICLE 4
                                     GENERAL

         4.1. ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. Stratos agrees that it shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the Holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration. Stratos agrees that it will take all reasonable steps necessary to effect a subdivision of shares if in the reasonable judgment of (i) the Initiating Holder of a Demand Registration Request or (ii) the managing underwriter for the offering in respect of such Demand Registration Request, such subdivision would enhance the marketability of the Registrable Securities.

         4.2. RULE 144. Stratos covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities
Act), and (ii) will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
(B) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, Stratos will deliver to such Holder a written statement as to whether it has complied with such requirements.

         4.3. NOMINEES FOR BENEFICIAL OWNERS. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the

Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement); PROVIDED, HOWEVER, that Stratos shall have received assurances reasonably satisfactory to it of such beneficial ownership.

         4.4 AMENDMENTS AND WAIVERS. This Agreement may not be modified or amended, or any of the provisions hereof waived (temporarily or permanently), except by a written agreement or consent signed by both of the parties hereto.

         4.5. NOTICES. Except as otherwise provided in this Agreement, all notices, requests, consents and other communications hereunder to any party shall be delivered in person, by telecopy (with a confirmatory copy sent by a different means within three (3) business days of such notice), by express or overnight mail delivered by a nationally recognized air courier, or by registered or certified mail (return receipt requested, postage prepaid) addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

         If to Stratos:      Stratos Lightwave, Inc.
                             7444 West Wilson Avenue
                             Chicago, Illinois 60706
                             Attention: Chief Executive Officer
                             Telecopy No.: (708) 867-3288

         If to Methode:      Methode Electronics, Inc.
                             7401 West Wilson Avenue
                             Chicago, Illinois 60706
                             Attention:  Chief Executive Officer

All such notices, requests, consents and other communications shall be deemed to have been given when received.

         4.6.     MISCELLANEOUS.

         (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors, personal representatives and assigns of the parties hereto, whether so expressed or not. If any Person shall acquire Registrable Securities from any Holder, in any manner, whether by operation of law or otherwise, such transferee shall promptly notify Stratos and such Registrable Securities acquired from such Holder shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. If Stratos shall so request, any such successor or assign shall agree in writing to acquire and hold the Registrable Securities acquired from such Holder subject to all of the terms hereof. If any Holder shall acquire additional Registrable Securities, such Registrable Securities shall be subject to all of the terms, and entitled to all the benefits, of this Agreement.

         (b) This Agreement (with the documents referred to herein or delivered pursuant hereto) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

         (c) This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois, without regard to conflicts of laws principles.

         (d) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All article and section references are to this Agreement unless otherwise expressly provided.

         (e) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         (f) Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

         (g) The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to injunctive relief, including specific performance, to enforce such obligations without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

         (h) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         4.7. PRIOR AGREEMENTS. Each of the Holders and Stratos hereby agrees that any agreement previously entered into by it pursuant to which Stratos granted to it any registration rights shall be superseded by this Agreement and each such agreement (and any rights such Holder has pursuant to such agreement) shall be terminated, null and void and no longer in effect.

         4.8. NO INCONSISTENT AGREEMENTS. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which Stratos is a party or by which it is bound. Without Methode's prior written consent, neither Stratos nor any Holder will, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which Stratos shall agree not to register for sale, and Stratos shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering. Stratos further agrees that if any other registration rights agreement entered into after the date of this Agreement with respect to any of its securities contains terms which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are (insofar as they are applicable) to Methode, then the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by Stratos or any of the holders of Registrable Securities so that Methode shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

         4.9 TERMINATION. This Agreement shall terminate and have no further force or effect as of the date of the completion of the Distribution.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                               STRATOS LIGHTWAVE, INC.

                               By:
                                  ----------------------------------------------
                                        James W. McGinley
                                        President and Chief Executive Officer

                               METHODE ELECTRONICS, INC.

                               By:
                                  ----------------------------------------------
                                        William J. McGinley
                                        Chairman


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